Gallo & Associates
                                ATTORNEYS AT LAW
                      5757 W. CENTURY BLVD., SEVENTH FLOOR
                          LOS ANGELES, CALIFORNIA 90045
                    TELEPHONE: 310-338-1114 FAX 310-338-1199
                              Raygallo@sys.yale.edu

                                         Friday, September 01, 2000

BY FAX TO 310-456-8558

Bernard J. Luskin
c/o Paul J. Wright, Esq.
24955 Pacific Coast Highway, Suite C302
Malibu, California 90265

Re: Luskin v. CB Com, etal, release and receipt

Dear Mr. Luskin:

     As we have had so many different settlements in this case, and as we are now on the very brink of an absolutely final one, I write to provide assurance that we now have a common understanding, to confirm it, and to provide a sign-off document such that the final transfer of shares to you may have an associated receipt.

     This confirms that you have received the 190,000 shares of AmTec/Terramark that constitute CB Com's final payment, and that you and all those claiming by or through you are accepting those shares in full and final settlement of all claims of any kind or nature whatsoever against CB Com, Inc., its officers, directors, shareholders, employees, agents, contractors, affiliates, attorneys, etc., that you release all claims to the contents of the U.S. Trust Escrow, and that you have transferred all your shares and options in CB Com back to CB Com. You understand that this fully and forever resolves the subject matter of the lawsuit you filed against CB Com, and the allegations and defenses asserted against you in response. You understand that you have release and hereby release all the parties you named in that lawsuit of all the wrongs you asserted, and any other related claims. This release and receipt does not supersede the recent settlement documents, but confirms their intention as a final settlement of this dispute.

     Please have your attorney, Mr. Wright, countersign below to indicated his approval of the form and content of this release and receipt.

                                             Best personal regards,
                                             /s/ Ray E. Gallo
                                             Ray E. Gallo

         /s/Bernard J. Luskin                    /s/Charles A. Lesser
         -------------------------               -------------------------
         Bernard Luskin                          Charles Lesser for CB Com, Inc.

         /s/Paul J. Wright
         ------------------------
         Paul J. Wright (as to form and content)

         REG:jjc
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
                                                                            P.02
  |                                                                            |
 1|                        DECLARATION OF BERNARD LUSKIN                       |
  |                        -----------------------------                       |
 2|              I, BERANRD LUSKIN, DECLARE:                                   |
  |                                                                            |
 3|        1. The facts set forth below are known by me to be true and         |
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 4| if called as a witness I could, and would, testify competently             |
  |                                                                            |
 5| thereto.                                                                   |
  |                                                                            |
 6|         2. I do not have any stock certificates reflecting any             |
  |                                                                            |
 7| options or shares held in CB Com, Inc.  This was supposed to be            |
  |                                                                            |
 8| issued to me.  It was not.  As soon as I receive the unledgened            |
  |                                                                            |
 9| Amtec/Terremark stock certificates, I will release all right,              |
  |                                                                            |
10| title and interest in and to any CB Com, Inc. stock or options.            |
  |                                                                            |
11| Any right, title or interest I may hae in any CB Com, Inc. stock           |
  |                                                                            |
12| or options are hereby quitclaimed, transferred and assigned to CB          |
  |                                                                            |
13| Com, Inc. on receipt of the 190,000 shares of unledgened                   |
  |                                                                            |
14| Amtec/Terremaark stock.                                                    |
  |                                                                            |
15|           I declare under penalty of perjury under the laws of the         |
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16| State of California that the foregoing is true and correct and             |
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17| that this Declaration was executed on August 9, 2000.                      |
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18|                                                                            |
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19|                                   /s/Bernard Luskin                        |
  |                                   ------------------                       |
20|                                   BERNARD LUSKIN                           |
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21|                                                                            |
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28|----------------------------------------------------------------------------|
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